UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            May 27, 2003
           (Date of Report (Date of earliest event reported))

                        LONGVIEW FIBRE COMPANY
        (Exact name of Registrant as specified in its charter)


                             Washington
            (State or other jurisdiction of incorporation)


            0-1370                                   91-0298760
   (Commission File Number)              (I.R.S. Employer Identification No.)

          300 Fibre Way
       Longview, Washington                              98632
(Address of principal executive offices)              (Zip Code)


                               (360) 425-1550
            (Registrant's telephone number, including area code)


               _________________________________________
        (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.  Exhibits.

(c) Exhibits

99.1 Press Release issued May 27, 2003



ITEM 9. Regulations FD Disclosure and Information Provided under Item 12 - Results of Operations and Financial Condition.

The information in this Form 8-K and the attached Exhibit are intended to be furnished under Item 12, Results of Operations and Financial Condition, and are being furnished under Item 9, Regulation FD Disclosure, in accordance with SEC Release 33-8216.

On May 27, 2003, Longview Fibre Company issued a press release announcing its second fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONGVIEW FIBRE COMPANY

                                       By:  L. J. MCLAUGHLIN
                                            L. J. MCLAUGHLIN

                                       Title: Senior Vice President-Finance


Dated:  May 27, 2003



                             EXHIBIT INDEX

EXHIBIT
NUMBER        Exhibit Description

99.1 Press Release issued May 27, 2003